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                               Janus Aspen Series
                          Fundamental Equity Portfolio
                          Growth and Income Portfolio
                              Institutional Shares
                                 Service Shares

                       Supplement dated November 6, 2007
                      to Currently Effective Prospectuses

Effective November 7, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Fundamental Equity Portfolio and Growth and Income Portfolio:

 FUNDAMENTAL EQUITY PORTFOLIO

    The Research Team selects investments for Fundamental Equity Portfolio and has done so since November 2007.

    James P. Goff, CFA, is Janus Capital's Director of Research and Executive Vice President of Fundamental Equity Portfolio. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Portfolio. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

 GROWTH AND INCOME PORTFOLIO

    Marc Pinto, CFA, is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

Effective November 7, 2007 references to Minyoung Sohn are deleted.

Effective November 7, 2007, Fundamental Equity Portfolio will be managed by Janus Capital Management LLC's equity analyst team, using the same Portfolio investment objective and strategies. To reflect this change, the following replaces the corresponding information in the "PRINCIPAL INVESTMENT STRATEGIES" section of the prospectus for Fundamental Equity Portfolio.

 PRINCIPAL INVESTMENT STRATEGIES

    The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which the Portfolio may invest include:

       - domestic and foreign common stocks;

       - preferred stocks;

       - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

       - other securities with equity characteristics.

    The Portfolio may invest in companies of any size.

    For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

    Janus Capital's equity research analysts (the "Research Team") select investments for the Portfolio. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling,
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    and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk/reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S. based issuers.

    Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

    Janus Capital's Director of Research oversees the investment process and is responsible for day-to-day operations of the Portfolio. It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances, but may at times hold cash or cash equivalents.

    Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

                Please retain this Supplement with your records.